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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005

                                ---------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                         0-27918                        13-3070826
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
 Incorporation)                                                          No.)

          2511 GARDEN ROAD
        BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                            93940
(Address of principal executive offices)                              (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

      On July 27, 2005, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended June 30, 2005. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The Company will hold a conference call on Thursday, July 28, at 1:00 p.m. Eastern Time. The dial-in number within the United States is (800) 230-1766 and the International dial-in number is (612) 288-0318. These telephone numbers operate in the listen-only mode.

      A playback number has been established for those unable to participate in the conference call. The recorded conference call will be available for playback beginning at 4:30 p.m. Eastern Time on Thursday, July 28, 2005, through 11:59 p.m. Eastern Time on Saturday, July 30, 2005. The playback number within the United States is (800) 475-6701 and International (320) 365-3844, the access code is 787502. After July 30, 2005, interested parties will be able to access an archived transcript of the call that will be posted in the Investors section of the Company's web site located at www.centuryaluminum.com. The transcript will remain available on the Company's website for six months.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

      The information in this Form 8-K and Exhibit 99.1 attached hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

      The following exhibit is being furnished with this report pursuant to Items 2.02 and 7.01:


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
Exhibit Number    Description
--------------    -----------
    99.1          Press Release, dated July 27, 2005, announcing the Company's results of operations for the quarter ended June 30, 2005.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTURY ALUMINUM COMPANY

Date: July 28, 2005                     By: /s/ Gerald J. Kitchen
      -------------                         ------------------------------------
                                            Name:  Gerald J. Kitchen
                                            Title: Executive Vice President,
                                                   General Counsel, Chief
                                                   Administrative Officer and
                                                   Secretary


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     99.1         Press Release, dated July 27, 2005, announcing the Company's results of operations for the quarter ended June 30, 2005.


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